UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2013 (December 17, 2013)

NANOSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33775	36-4339870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4088 Commercial Avenue, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 400-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 17, 2013, based on the recommendation of the Compensation Committee of the Board of Directors (the “Board”) of Nanosphere, Inc. (the “Company”) and the approval of the Board, the Company Michael McGarrity, Kenneth Bahk and Roger Moody were granted equity compensation awards consisting of 400,000, 100,000 and 100,000 shares of restricted common stock, respectively, that vest in two equal installments in August 2014 and November 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOSPHERE, INC.

(Registrant)

By:	/s/ J. Roger Moody, Jr.
J. Roger Moody, Jr.
Chief Financial Officer, Vice President of Finance & Administration, Treasurer, Secretary

Date: December 19, 2013